Exhibit 99.2 Sealed Air Corporation 2415 Cascade Pointe Blvd. Charlotte, NC 28208

For Immediate Release

Sealed Air to Acquire Automated Packaging Systems
Expands Automation, Technical Service and Sustainable Packaging Offerings

●	Broadens portfolio to drive growth in e-commerce, fulfillment and food packaging markets

●	Extends leading automation, direct service expertise and total systems approach

●	Drives incremental growth and synergies; accretive to Adjusted EBITDA
CHARLOTTE, N.C., May 1, 2019 - Sealed Air Corporation (NYSE: SEE) today announced it has signed a definitive agreement to acquire Automated Packaging Systems, Inc. (APS), a leading manufacturer of high-reliability, automated bagging systems, for a purchase price of $510 million on a cash and debt free basis.
APS provides full flexible packaging systems, including industry leading equipment, sustainable materials and technical services. Known for inventing Autobag® bagging machines and pre-opened bags on a roll, APS also offers three recycled film solutions under the EarthAware® brand.
Founded in 1962 with headquarters in Streetsboro, Ohio, APS employs more than 1,200 people, serves customers in over 60 countries and operates seven manufacturing sites in the U.S. and U.K. In 2018, APS generated $290 million in sales, an increase of approximately 10% year-over-year.
“Automated Packaging Systems is a market leader with unique and innovative solutions, complete with automated equipment, materials and services,” said Ted Doheny, Sealed Air President and CEO. “The addition of APS is well aligned with our Reinvent SEE goal of doubling our innovation rate over the next five years. This transaction expands the breadth of our automated solutions and sustainable packaging offerings, giving us access to growth opportunities in the markets we serve.”
“We look forward to working with the talented employees of APS. Their culture of operational excellence, creative collaboration and innovation built over 57 years is recognized and shared by Sealed Air,” continued Doheny. “We are confident that the APS business will thrive as part of our platform, given our global reach, distribution network and supply chain operations.”
Benefits of the Transaction
Expands Protective Packaging with Complementary Solutions and Services
APS brings highly complementary and additive capabilities to Sealed Air, including expertise in engineering, automation technology and sustainability, which strengthens the Company’s protective packaging solutions.
Accelerates Innovation, Consistent with Reinvent SEE Strategy
APS has a long track record of growth and innovation through machine automation and converting technologies, supported by a robust patent portfolio.
Drives Growth Opportunities, Cost Synergies and Accretive to Adjusted EBITDA
Sealed Air will benefit from cross-selling opportunities enabling additional growth in key markets. The Company also expects cost synergies resulting from supply chain efficiencies. The transaction is expected to be accretive to Adjusted EBITDA in 2019.

Financing and Approvals
Sealed Air intends to use cash on hand and credit facilities to finance the transaction. The transaction is expected to close early in the third quarter of 2019, subject to applicable regulatory reviews and customary closing conditions. Upon the transaction closing, the Company plans to update its 2019 full year outlook on the second quarter earnings conference call, which is tentatively scheduled for July 31, 2019.
Advisors
Goldman Sachs & Co. LLC served as exclusive financial advisor and K&L Gates LLP acted as legal advisor to Sealed Air.

Conference Call and Webcast:
Sealed Air will release its first quarter 2019 results Wednesday, May 1, 2019 at 7 a.m. ET and will host a conference call and webcast May 1, 2019 at 10 a.m. ET. The Company will discuss the transaction during this call. The live conference call webcast is accessible from Sealed Air’s investor webpage at sealedair.com/investors. A replay of the webcast will be available thereafter.
Investors who cannot access the webcast may listen to the conference call live via phone at 855.472.5411 (domestic) or 330.863.3389 (international) by using participant code 3499158. Telephonic replay of the webcast will be available starting at 1 p.m. ET on Wednesday, May 1, 2019 and will end Friday, May 31, 2019 at 1 p.m. ET. To hear the replay, call 855.859.2056 (domestic) or 404.537.3406 (international) and use confirmation code 3499158.

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About Sealed Air
Sealed Air partners with customers to solve their most critical packaging challenges with innovative solutions that leave our world, environment, and communities better than we found them. Our portfolio of widely recognized brands includes Cryovac® food packaging and Bubble Wrap® protective packaging which respectively enable a safer, more efficient food supply chain and protect valuable goods shipped around the world. Sealed Air generated $4.7 billion in sales in 2018 and has approximately 15,500 employees who serve customers in 123 countries. To learn more, visit sealedair.com.

Website Information
We routinely post important information for investors on our website, www.sealedair.com, in the Investors section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: global economic and political conditions, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, consumer preferences, the effects of animal and food-related health issues, pandemics, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in our credit ratings, the tax benefit associated with the Settlement agreement (as defined in our most recent Annual Report on Form 10-K), regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.